Supplement to
Prospectus Dated May 1, 2002

Gold Track Select (New York Only)

The following information supplements the Prospectus for The Travelers Fund QP for Variable Annuities. Keep this supplement with the Gold Track Select Prospectus for future reference.

Additional funding options are available under the Gold Track Select Contract in the state of New York. They are listed below, along with their investment objectives and investment advisers. For additional information regarding each funding option, please refer to the applicable prospectus which must accompany the Gold Track Select prospectus.

Fee Table Information
(based on information as of 12/31/01):

	Management Fee (after expense reimbursement)	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

Dreyfus Stock Index Fund(1)	0.25%	0.01%	0.26%
Templeton Growth Securities Fund (Class 1)(2)	0.80%	0.05%	0.85%
Templeton Global Asset Allocation Fund (Class 1)	0.61%	0.20%	0.81%
High Income Portfolio(3)	0.58%	0.12%	0.70%
Equity-Income Portfolio(3)	0.48%	0.09%	0.57%
Growth Portfolio(3)	0.58%	0.07%	0.65%
Asset Manager Portfolio(3)	0.53%	0.10%	0.63%

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(1)	The expenses shown are for the fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.

(2)	The Fund administration fee is paid indirectly through the Management Fee for Templeton Growth Securities Fund.

(3)	A portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, and the Fidelity VIP II Asset Manager Portfolio would have been 0.71%, 0.58%, 0.68% and 0.64% respectively.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table:

	If the Contract/Certificate is surrendered at the end of the period shown:				If the Contract/Certificate is NOT surrendered at the end of the period shown:

	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years

Dreyfus Stock Index Fund, Inc.	68	94	121	186	16	49	85	186
Templeton Growth Securities Fund	73	111	150	248	22	67	115	248
Templeton Global Asset Allocation Fund	73	110	148	244	21	66	113	244
Fidelity VIP High Income Portfolio	72	107	143	233	20	63	108	233
Fidelity VIP Equity-Income Portfolio	70	102	136	219	19	58	101	219
Fidelity VIP Growth Portfolio	71	105	140	227	20	61	105	227
Fidelity VIP II Asset Manager Portfolio	71	105	139	226	20	61	104	226

Investment Options	Investment Objective	Investment Adviser/Subadviser
Dreyfus Stock Index Fund	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor’s 500 Composite Stock Price Index.	Mellon Equity Associates
Franklin Templeton Variable Insurance Products Trust
Templeton Growth Securities Fund	Seeks capital growth by investing predominantly in equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the U.S. economy over time. Current income is only an incidental consideration.	Templeton Global Advisors Limited, Inc.

Templeton Global Asset Allocation Fund**	Seeks high level of total return with reduced risk over the long term through a flexible policy of investing in stocks of companies in any nation and debt obligations of companies and governments of any nation.	Templeton Investment Counsel, Inc.
Variable Insurance Products Fund
High Income Portfolio — Initial Class	Seeks to obtain a high level of current income while also considering growth of capital.	Fidelity Management & Research Company

Equity-Income Portfolio — Initial Class	Seeks reasonable income by investing primarily in income-producing equity securities; in choosing these securities, the portfolio manager will also consider the potential for capital appreciation.	Fidelity Management & Research Company

Growth Portfolio — Initial Class	Seeks capital appreciation by purchasing common stocks of well-known, established companies, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.	Fidelity Management & Research Company
Variable Insurance Products Fund II
Asset Manager Portfolio** — Initial Class	Seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments.	Fidelity Management & Research Company

The Funding Options marked with an asterisk (*) are considered Competing Funds, and may be subject to transfer restrictions. Those marked with two asterisks (**) are not currently considered Competing Funds, but may be so in the future because of an allowable change in the Funding Option’s investment strategy. Please refer to the contract for transfer restrictions.

L-21247-02	05/02